Securities Act File No.   333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM N-14
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.    ☐   Post-Effective Amendment No.
(Check appropriate box or boxes)
__________________________________________________________________

DREYFUS INVESTMENT FUNDS
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

Janette E. Farragher, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
__________________________________________________________________

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on September 4, 2012 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

DREYFUS INVESTMENT FUNDS

Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

PART A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Exhibit A – Plan of Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Proxy Statement Cover Page

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant, dated January 1, 2012, as revised or amended February 1, 2012, March 1, 2012, May 1, 2012 and June 18, 2012(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of the Registrant, dated January 1, 2012, as revised or amended February 1, 2012, March 1, 2012, May 1, 2012 and June 18, 2012(1)

Item 14.	Financial Statements
Annual Report of Dreyfus/Standish Global Fixed Income Fund, a series of the Registrant, dated December 31, 2011(2); Semi-Annual Report of Dreyfus/Standish Global Fixed Income Fund, a series of the Registrant, dated June 30, 2012(3); Annual Report of Dreyfus/Standish International Fixed Income Fund, a series of the Registrant, dated December 31, 2011(4); Semi-Annual Report of Dreyfus/Standish International Fixed Income Fund, a series of the Registrant, dated June 30, 2012(5)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings
__________
(1)	Incorporated herein by reference to Post-Effective Amendment No. 155 to the Registrant's Registration Statement on Form N-1A, filed on April 23, 2012 (File No. 33-08214).

(2)	Incorporated herein by reference to the Annual Report of Dreyfus/Standish Global Fixed Income Fund, a series of the Registrant, filed February 28, 2012 (File No. 811-04813).

(3)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus/Standish Global Fixed Income Fund, a series of the Registrant, to be filed on or about August 29, 2012 (File No. 811-04813).

(4)	Incorporated herein by reference to the Annual Report of Dreyfus/Standish International Fixed Income Fund, a series of the Registrant, filed February 28, 2012 (File No. 811-04813).

(5)
Incorporated herein by reference to the Semi-Annual Report of Dreyfus/Standish International Fixed Income Fund, a series of the Registrant, to be filed on or about August 29, 2012 (File No. 811-04813).

DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus/Standish International Fixed Income Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus/Standish Global Fixed Income Fund (the "Acquiring Fund"), in exchange solely for Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund and the Acquiring Fund are series of Dreyfus Investment Funds (the "Trust").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund.  The Acquiring Fund, like the Fund, normally invests primarily in fixed-income securities of issuers located in various countries, including emerging markets.  In addition, the Acquiring Fund's Class I shares have a generally better performance record and lower total annual expense ratio than the Fund.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.  As a result, management recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.

After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund that has, with respect to its Class I shares, a generally better performance record and lower total annual expense ratio than the Fund.  The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.  By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak President Dreyfus Investment Funds

September __, 2012

TRANSFER OF THE ASSETS OF
DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND
TO AND IN EXCHANGE FOR CLASS I SHARES OF
DREYFUS/STANDISH GLOBAL FIXED INCOME FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus/Standish Global Fixed Income Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about January 25, 2013 (the "Closing Date"), and will no longer be a shareholder of Dreyfus/Standish International Fixed Income Fund (the "Fund").  You will receive Class I shares of the Acquiring Fund corresponding to your Class I shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of Dreyfus Investment Funds (the "Trust").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, which has more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  As of June 30, 2012, the Acquiring Fund had approximately $239 million and the Fund had approximately $99 million in net assets.  In addition, the Acquiring Fund's Class I shares have a generally better performance record and lower total annual expense ratio than the Fund.  The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.  Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have the same investment objective and similar investment management policies.  Each fund seeks to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar and non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets.  The Acquiring Fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States.

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities.  The Fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets. The Fund always invests in at least five countries other than the United States.

Each of the Acquiring Fund and the Fund may invest up to 25% of its assets in emerging markets generally and up to 7% of its assets in any single emerging market country.  At times, the Acquiring Fund and the Fund may invest a substantial part of their respective assets in any one country.  Each of the Acquiring Fund and the Fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of its assets.

Each of the Acquiring Fund and the Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by Dreyfus.  Each fund, however, may invest up to 25% of its assets in securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds), but not rated lower than B, or the unrated equivalent as determined by Dreyfus.  The minimum average credit quality of each fund's portfolio generally will be A3/A-.  There are no restrictions on the dollar-weighted average maturity or average effective duration of either fund's portfolio or on the maturities or durations of the individual fixed-income securities the Acquiring Fund or the Fund may purchase.

The portfolio managers of the Acquiring Fund and the Fund focus on identifying undervalued bond markets, currencies, sectors and securities and de-emphasize the use of interest rate forecasting.  The portfolio managers select securities for each fund by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, and by focusing on sectors and individual securities that appear to be relatively undervalued and actively traded among sectors.  Each of the Acquiring Fund and the Fund may, but is not required to, use derivatives, such as futures, options, forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy.

Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of each fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  You will continue to enjoy the same shareholder privileges, such as the Fund Exchanges service, that you currently have as a shareholder of the Fund.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No.  Under its respective agreement with Dreyfus, each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.40% of the value of its average daily net assets.  In addition, Class I shares of the Acquiring Fund had a lower total annual expense ratio than the Fund as of the respective fund's most recent fiscal year end.  In addition, it is estimated that the total annual expense ratio for the Acquiring Fund's Class I shares will decrease as a result of the reorganization.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of the Fund as a result of the reorganization, expenses relating to the proposed reorganization will be borne by the Fund.  Such expenses are estimated to total approximately $112,000.  It is estimated that a Fund shareholder would start to realize certain expense benefits approximately 12 months after the reorganization occurs.  The Acquiring Fund will not bear any expenses relating to the proposed reorganization.

HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment objectives and management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board of Trustees believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund that has, with respect to its Class I shares, a generally better performance record and lower total annual expense ratio than the Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.  Therefore, the Trust's Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  These voting methods will save the Fund money because the Fund would not have to pay for return-mail postage.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus/Standish International Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, November 15, 2012, at 9:30 a.m., for the following purposes:

1.
To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus/Standish Global Fixed Income Fund (the "Acquiring Fund"), in exchange solely for Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on August 28, 2012 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Janette E. Farragher Secretary

New York, New York
September __, 2012

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND
(A Series of Dreyfus Investment Funds)

To and in Exchange for Class I Shares of

DREYFUS/STANDISH GLOBAL FIXED INCOME FUND
(A Series of Dreyfus Investment Funds)

PROSPECTUS/PROXY STATEMENT
SEPTEMBER __, 2012
_______________________________________

Special Meeting of Shareholders
To Be Held on Thursday, November 15, 2012

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Investment Funds (the "Trust"), on behalf of Dreyfus/Standish International Fixed Income Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, November 15, 2012, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on August 28, 2012 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus/Standish Global Fixed Income Fund (the "Acquiring Fund"), in exchange solely for Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund Class I shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class I shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated September __, 2012, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus.  The funds have the same investment objective and similar investment management policies.  Each fund seeks to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.  Each fund normally invests primarily in fixed-income securities of issuers located in various countries, including emerging markets.  However, the investment practices and limitations of each fund (and the related risks) are not identical.  The Fund and the Acquiring Fund are each a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated May 1, 2012, Annual Report for its fiscal year ended December 31, 2011 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended June 30, 2012 accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus, or Annual Report for its fiscal year ended December 31, 2011 or Semi-Annual Report for the six-month period ended June 30, 2012, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of June 30, 2012, there were 5,086,793.222 Fund shares issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about September __, 2012.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Plan of Reorganization	A-1

APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR THE
TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Trust's Board of Trustees, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund Class I shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class I shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Trust's Board of Trustees has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganization — Federal Income Tax Consequences," " — Capital Loss Carryforwards" and " — Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and the Fund have the same investment objective and similar investment management policies.  Each fund seeks to maximize total return while realizing a market level of income consistent with preserving principal and liquidity.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar and non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets.  The Acquiring Fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States.

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities.  The Fund also normally invests at least 65% of its assets in non-U.S. dollar denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets.  The Fund always invests in at least five countries other than the United States.

Each of the Acquiring Fund and the Fund may invest up to 25% of its assets in emerging markets generally and up to 7% of its assets in any single emerging market country.  At times, the Acquiring Fund and the Fund may invest a substantial part of their respective assets in any one country.  Each of the Acquiring Fund and the Fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of its assets.

Each of the Acquiring Fund and the Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by Dreyfus.  Each fund, however, may invest up to 25% of its assets in securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds), but not rated lower than B, or the unrated equivalent as determined by Dreyfus.  The minimum average credit quality of each fund's portfolio generally will be A3/A-.  There are no restrictions on the dollar-weighted average maturity or average effective duration of the Acquiring Fund's or the Fund's portfolio or on the maturities or durations of the individual fixed-income securities the Acquiring Fund or the Fund may purchase.

The portfolio managers of the Acquiring Fund and the Fund focus on identifying undervalued bond markets, currencies, sectors and securities and de-emphasize the use of interest rate forecasting.  The portfolio managers look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features.  The portfolio managers select securities for the Acquiring Fund and the Fund by:

•
Using fundamental economic research and quantitative analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies and the credit quality of government debt; and

•	Focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Each fund's fixed-income investments may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments.  Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions.  These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The portfolio managers of the Acquiring Fund and the Fund typically will sell a security if they believe it is overvalued from a valuation standpoint, another sector becomes relatively more attractive, and/or they expect fundamentals to deteriorate.

Each of the Acquiring Fund and the Fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy.  Each fund may enter into swap agreements, such as interest rate swaps and credit default swaps, which can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit.  A credit default swap is a derivative instrument whereby the buyer makes fixed, periodic premium payments to the seller in exchange for being made whole on an agreed-upon amount of principal should the specified reference entity (i.e., the issuer of a particular security) experience a "credit event" (e.g., failure to pay interest or principal, bankruptcy or restructuring).  Each fund also may invest in collateralized debt obligations (CDOs), which include collateralized loan obligations and other similarly structured securities.  To enhance current income, each fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.  In addition, each fund may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 20% (with a 10% limit for any borrower) of the value of a fund's total assets.

Neither fund has any limitation regarding portfolio turnover.  The Acquiring Fund and the Fund may engage in short-term trading and each fund may have portfolio turnover rates in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  During its most recent fiscal year, the Acquiring Fund's and the Fund's portfolio turnover rates were 267.08% and 218.72%, respectively, of the average value of the respective fund's portfolio.

Each fund is a "non-diversified" fund, which means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

Investment Risks.  The principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar.  These risks are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•
Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the respective fund's share price.  Although each fund invests primarily in investment grade bonds, each fund may invest to a limited extent in high yield bonds.  High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.  Bonds rated investment grade when purchased by a fund may subsequently be downgraded.

•
Interest rate risk.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the respective fund's share price.  The longer the effective maturity and duration of a fund's portfolio, the more the fund's share price is likely to react to interest rates.

•
Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

•
Market sector risk.  Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the respective fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the respective fund's share price may fall dramatically, even during periods of declining interest rates.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•
Foreign investment risk.  Each fund's performance may be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  To the extent a fund's investments are concentrated in one or a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

•
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the respective fund and denominated in those currencies.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•
Emerging market risk.  Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.  In particular, countries with emerging markets may have relatively unstable governments, may present the risk of sudden adverse government or regulatory action and even nationalization of businesses, may have restrictions on foreign ownership, may have prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of emerging market countries may be based predominantly on only a few industries and may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult.  Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.  The fixed-income securities of issuers located in emerging markets often are considered to be below investment grade credit quality and predominantly speculative.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the respective fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Acquiring Fund or the Fund will not correlate with the underlying instruments or the respective fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  The Acquiring Fund or the Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

•
Non-diversification risk.  Each fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, each fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the Acquiring Fund and the Fund are subject to the following additional risks.

•
Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  Factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  These risks are heightened with respect to emerging market countries.

•
Mortgage-related securities risk.  Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  Each fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets.  Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate.  Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the respective fund to purchase new securities at current market rates, which usually will be lower.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the respective fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the respective fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  When interest rates rise, the effective duration of the respective fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the respective fund's sensitivity to rising interest rates and its potential for price declines.

•
Asset-backed securities risk.  General downturns in the economy could cause the value of asset-backed securities to fall.  In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide the respective fund with a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

•
Call risk.  Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer "calls" its bond during a time of declining interest rates, the respective fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

•
Leverage risk.  The use of leverage, such as lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify the respective fund's gains or losses.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Acquiring Fund and the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.  A fund's forward roll transactions will increase its portfolio turnover rate.

Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities (or, for the Fund, securities of U.S. issuers) and money market securities.  Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Fees and Expenses.  Under its respective agreement with Dreyfus, each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.40% of the value of its average daily net assets.  The Fund and the Acquiring Fund also have agreed to reimburse Dreyfus for its costs in providing administrative and accounting services to the funds.  Class I shares of the Acquiring Fund had a lower total annual expense ratio than the Fund as of the respective fund's most recent fiscal year end.  In addition, it is estimated that the total annual expense ratio for the Acquiring Fund's Class I shares will decrease as a result of the Reorganization.  Class I shares of the Fund and the Acquiring Fund currently are not subject to any sales charge or contingent deferred sales charge or any exchange or redemption fees.

The fees and expenses set forth below for the Fund and for the Acquiring Fund are as of the respective fund's fiscal year ended December 31, 2011.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund Class I Shares	Acquiring Fund Class I Shares	Pro Forma After Reorganization Acquiring Fund Class I Shares
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) fees	none	none	none
Other expenses	0.36%*	0.27%	0.25%
Total annual fund operating expenses	0.76%	0.67%	0.65%
__________
*
Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $112,000 or approximately 0.11% of the Fund's average daily net assets and are not reflected in the Fund's expense ratio.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes you invest $10,000 in the respective fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The "Pro Forma After Reorganization" Example is based on the operating expenses of the funds, as of the respective fund's fiscal year ended December 31, 2011, as adjusted showing the effect of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund Class I shares	$78	$243	$422	$942

Acquiring Fund Class I shares	$68	$214	$373	$835

Pro Forma--After Reorganization Acquiring Fund Class I shares	$66	$208	$362	$810

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class I shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class I shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's Class I shares to those of broad measures of market performance.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information may be available at www.dreyfus.com.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund—Class I Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+6.94	+6.38	+4.98	+3.64	+5.09	+4.30	+7.50	+15.48	+6.02	+3.72
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q3, 2009	+7.03%
Worst Quarter:	Q2, 2004	-2.12%

The year-to-date total return of the Acquiring Fund's Class I shares as of 6/30/12 was 3.82%.

Acquiring Fund Shares
Average Annual Total Returns as of 12/31/11

Share Class	1 Year	5 Years	10 Years
Class I returns before taxes	3.72%	7.32%	6.36%

Class I returns after taxes on distributions	2.26%	5.53%	4.55%

Class I returns after taxes on distributions and sale of fund shares	2.41%	5.22%	4.39%

Barclays Global Aggregate Index (Hedged) reflects no deduction for fees, expenses or taxes	5.40%	5.20%	5.03%

Barclays Global Aggregate Ex-U.S. Index (Hedged) reflects no deduction for fees, expenses or taxes	3.94%	4.33%	4.47%

Fund—Class I Shares
Year-by-year total returns as of 12/31 each year (%)

+6.44	+4.89	+4.90	+4.72	+4.27	+4.35	+8.08	+13.86	+5.15	+1.88
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q3, 2009	+6.09%
Worst Quarter:	Q2, 2008	-2.37%

The year-to-date total return of the Fund's Class I shares as of 6/30/12 was 4.09%.

Fund Shares
Average Annual Total Returns as of 12/31/11

Share Class	1 Year	5 Years	10 Years
Class I returns before taxes	1.88%	6.59%	5.81%

Class I returns after taxes on distributions	0.12%	4.76%	3.78%

Class I returns after taxes on distributions and sale of fund shares	1.29%	4.57%	3.77%

Barclays Global Aggregate Index (Hedged) reflects no deduction for fees, expenses or taxes	5.40%	5.20%	5.03%

Barclays Global Aggregate Ex-U.S. Index (Hedged) reflects no deduction for fees, expenses or taxes	3.94%	4.33%	4.47%

Investment Adviser.  The investment adviser for the Acquiring Fund and the Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $266 billion in approximately 183 mutual fund portfolios.  A discussion regarding the basis for the Trust's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Semi-Annual Report for the six-month period ended June 30, 2012.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering investment management and investment services through a worldwide client-focused team.  It has $25.8 trillion in assets under custody and administration and $1.26 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.5 trillion per day.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies.  Additional information is available at www.bnymellon.com.

Primary Portfolio Managers.  David Leduc, CFA and Brendan Murphy, CFA are the primary portfolio managers of the Acquiring Fund and the Fund, positions they have held since August 2006 and May 2011, respectively.  Messrs. Leduc and Murphy are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC ("Standish"), an affiliate of Dreyfus, and manage each fund as employees of Dreyfus, using Standish's proprietary investment process.  Mr. Leduc is Chief Investment Officer at Standish, where he is responsible for overseeing the management of all single and multi-sector taxable bond portfolios and strategies.  Prior to becoming Chief Investment Officer at Standish in October 2010, Mr. Leduc was Managing Director of Global Fixed Income and Senior Portfolio Manager at Standish responsible for overseeing the management of all non-U.S. and global bond strategies.  Mr. Murphy is a Director of Global Fixed Income and a Senior Portfolio Manager of Global Fixed Income responsible for working with the Global Fixed Income Team at Standish to formulate portfolio strategy and assist with developed market country and global currency research.  Prior to becoming a portfolio manager in 2009, Mr. Murphy was a senior trader at Standish responsible for trading developed and emerging market non-dollar securities as well as all foreign currencies.  Messrs. Leduc and Murphy will manage the combined fund if the Reorganization is approved and consummated.

Board Members.  Because the Fund and the Acquiring Fund are series of the Trust, they have the same Board of Trustees.  None of the Board members of the Trust is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").

Independent Registered Public Accounting Firm.  KPMG LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Capitalization.  The Fund has classified its shares into one class — Class I shares — and the Acquiring Fund has classified its shares into three classes — Class A, Class C and Class I shares.  There will be no exchange in the Reorganization of Class A or Class C shares of the Acquiring Fund.  The following tables set forth, as of June 30, 2012, (1) the capitalization of the Fund's Class I shares, (2) the capitalization of the Acquiring Fund's Class I shares and (3) the pro forma capitalization of the Acquiring Fund's Class I shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class I	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganization Acquiring Fund Class I
Total net assets	$101,432,321	$164,797,296	$(112,000)*	$266,117,617
Net asset value per share	$19.70	$21.44	$(0.02)**	$21.44
Shares outstanding	5,148,822	7,686,775	(422,664)***	12,412,933
__________
*	Reflects the estimated costs of the Reorganization to be paid by the Fund.
**	Reflects the estimated net asset value per share costs of the Reorganization to be paid by the Fund.
***	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

The Acquiring Fund's total net assets (attributable to Class A, Class C and Class I shares), as of June 30, 2012, were $239,820,485.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures.  The purchase procedures of the Fund and the Acquiring Fund are substantially similar.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of purchase procedures.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are substantially similar.  See the relevant fund's Prospectus and Statement of Additional Information for a discussion of redemption procedures.

Distributions.  The Acquiring Fund and the Fund normally pay dividends quarterly and capital gain distributions annually.  Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Acquiring Fund and the Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are substantially similar.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.  The Trust's Board has concluded, with respect to the Fund and the Acquiring Fund, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund that has, with respect to its Class I shares, a generally better performance record and lower total annual expense ratio than the Fund.  As of June 30, 2012, the Fund had net assets of approximately $99 million and the Acquiring Fund had net assets of approximately $239 million.  By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Trust's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, the Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Trust's Board, which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on January 25, 2013 or such other date as the Trust's Board may determine (the "Closing Date").  The number of Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to Class I shares of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, the Acquiring Fund Class I shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class I shares due to the shareholder.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and Class I shares of the Acquiring Fund distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust, on behalf of the Fund and the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares.

The total expenses of the Reorganization are expected to be approximately $112,000, which will be borne by the Fund.  In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board.  The cost of any such outside solicitation firm, which would be borne by the Fund, is estimated to be approximately $2,500, which amount is included in the estimated total expenses of the Reorganization listed above.  The Acquiring Fund will not bear any costs associated with the Reorganization.  The funds will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class I shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution  of those Acquiring Fund Class I shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class I shares for Acquiring Fund Class I shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended December 31, 2011, the Fund had unused capital loss carryforwards of approximately $1.2 million.  While the Acquiring Fund will inherit the capital loss carryforwards (and possibly any unrealized built-in losses) of the Fund as a result of the Reorganization, the ability of the Acquiring Fund to utilize these capital loss carryforwards and tax attributes may be limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the "ownership change" of the Fund.  If the Reorganization is approved and consummated, these limitation rules on the use of capital loss carryforwards and other factors may result in a portion of the capital loss carryforwards of the Fund expiring unused.

Sale of Portfolio Securities.  As of the date hereof, it is not anticipated that portfolio securities currently held by the Fund or the Acquiring Fund will be sold in connection with the Reorganization—either before the Reorganization (by the Fund or the Acquiring Fund) or after the Reorganization (by the combined fund).  The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by the funds will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund and the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's and the Fund's Prospectuses, forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-08214).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or those of their nominees may be paid for their expenses in sending soliciting materials to their principals.  A proxy solicitor may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of fifty percent (50%) of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of June 30, 2012, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the Fund's outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization (Fund Class I Shares)	After Reorganization (Acquiring Fund Class I Shares)

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	23.99%	15.51%

Mitra & Co. c/o Marshall & Isley Trust Co. 11270 West Park Place – Suite 400 Milwaukee, WI 53224-3638	13.22%	5.03%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	11.55%	7.68%

TD Ameritrade Clearing Inc. P.O. Box 2226 Omaha, NE 68103-2226	9.20%	3.50%

National Financial Services Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	7.54%	2.87%

Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	7.11%	2.70%

Wells Fargo Bank, N.A. FBO Mayer Brown Rowe & Maw P.O. Box 1533 Minneapolis, MN 55480-1533	6.11%	2.32%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.13%	5.67%

As of June 30, 2012, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of Class I of the Acquiring Fund's outstanding voting shares:

	Percentage of Outstanding Class I Shares

Name and Address	Before Reorganization	After Reorganization

Children's Medical Center Corp. 1295 Boylston Street - Suite 300 Boston, MA 02215-3407	24.24%	15.15%

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	21.53%	13.46%

Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	10.23%	15.51%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.95%	5.67%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.26%	7.68%

First Clearing, LLC Special Custody Account 2801 Market Street St. Louis, MO 63103-2523	5.15%	3.22%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of June 30, 2012, Board members and officers of the Trust, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund and the Acquiring Fund for their fiscal years ended December 31, 2011 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON
ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

PLAN OF REORGANIZATION

PLAN OF REORGANIZATION dated as of July 26, 2012 (the "Plan"), adopted with respect to DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND (the "Fund") and DREYFUS/STANDISH GLOBAL FIXED INCOME FUND (the "Acquiring Fund"), each a series of DREYFUS INVESTMENT FUNDS (the "Trust"), a Massachusetts business trust.

This Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class I shares ("Acquiring Fund Shares") of beneficial interest, par value $.01 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the "Reorganization").

The Fund and the Acquiring Fund are each series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest.

Both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest and the Trust's Board of Trustees (the "Board") has determined that the Reorganization is in the best interests of each fund and its shareholders and that the interests of each fund's existing shareholders will not be diluted as a result of the Reorganization.

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein, the Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund shall in exchange therefor (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class I shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Agreement"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust's Trust Agreement and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be January 25, 2013, or such other date as the Board may determine.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the Board may determine.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the Board may determine.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	CONDITIONS PRECEDENT.

4.1           The Trust's obligation to implement this Plan on the Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a)           The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Plan.

(b)           The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)           The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Trust's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the adoption and performance of this Plan by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e)           The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)           The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended December 31, 2011 have been audited by KPMG LLP (beginning with the 2009 fiscal year end) or by PricewaterhouseCoopers LLP (for the fiscal years prior thereto), each an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)           Since December 31, 2011, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)           At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)           For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)           All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)           On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)           The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Plan will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)           The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Trust's obligation to implement this Plan on the Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a)           The Acquiring Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Plan.

(b)           The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)           The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the adoption and performance of this Plan will not result, in material violation of the Trust's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the adoption and performance of this Plan by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)           The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended December 31, 2011 have been audited by KPMG LLP (beginning with the 2009 fiscal year end) or by PricewaterhouseCoopers LLP (for the fiscal years prior thereto), each an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)           Since December 31, 2011, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)           For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)           All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Plan) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)           The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Plan will constitute the valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)           The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n)           No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)           The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Trust will call a meeting of the Fund's shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Plan, the Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.4           The Trust will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Prospectus/Proxy Statement to be mailed to Fund shareholders.

5.5           The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.7           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the Trust shall, at its option, not be required to consummate the transactions contemplated by this Plan.

6.1           This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.

6.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

6.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that the Trust may waive any of such conditions.

6.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

6.6           The Trust shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a)           The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution  of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Plan.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

7.	TERMINATION AND AMENDMENT OF PLAN; EXPENSES.

7.1           This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

7.2           If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of the Fund, the Acquiring Fund or the Board members or officers of the Trust, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Plan.

7.3           The Board may amend, modify or supplement this Plan in any manner at any time prior to the Closing Date.

7.4           The Fund shall bear the aggregate expenses of the transactions contemplated hereby.

8.	WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Trust if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

9.	MISCELLANEOUS.

9.1           This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Trust, on behalf of the Fund and the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

9.2           This Plan shall bind and inure to the benefit of the Trust and its successors and assigns.  The Trust's obligations under this Plan are not binding on or enforceable against any of its trustees, officers, nominees, agents, or shareholders personally or any series of the Trust other than the Fund and the Acquiring Fund (each, a "Reorganizing Series"), but are only binding on and enforceable against the Reorganizing Series' respective property, as provided in the Trust's Trust Agreement; a copy of the Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices.  The Trust, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims and not to such trustees, officers, or shareholders.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Trust and its successors and assigns, any rights or remedies under or by reason of this Plan.

DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND

The undersigned shareholder of Dreyfus/Standish International Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on August 28, 2012, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, November 15, 2012, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903.
3)  Follow the instructions.

To vote by Mail

1)  Read the Prospectus/Proxy Statement.
2)  Check the appropriate box on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒
-------------------------------------------------------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND

1.
To approve a Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus/Standish Global Fixed Income Fund (the "Acquiring Fund"), in exchange solely for Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

SUBJECT TO COMPLETION, JULY 30, 2012

STATEMENT OF ADDITIONAL INFORMATION

September __, 2012

Acquisition of the Assets of

DREYFUS/STANDISH INTERNATIONAL FIXED INCOME FUND
(A Series of Dreyfus Investment Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

1-800-DREYFUS

By and in Exchange for Class I Shares of

DREYFUS/STANDISH GLOBAL FIXED INCOME FUND
(A Series of Dreyfus Investment Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September __, 2012 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus/Standish International Fixed Income Fund (the "Fund"), a series of Dreyfus Investment Funds (the "Trust"), in exchange solely for Class I shares of Dreyfus/Standish Global Fixed Income Fund (the "Acquiring Fund"), also a series of the Trust.  The transfer is to occur pursuant to a Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's and the Fund's Statement of Additional Information dated January 1, 2012, as revised or amended February 1, 2012, March 1, 2012, May 1, 2012 and June 18, 2012.

2.	The Acquiring Fund's and the Fund's Annual Reports for the fiscal year ended December 31, 2011.

3.	The Acquiring Fund's and the Fund's Semi-Annual Reports for the six-month period ended June 30, 2012.

4.	Pro forma financial statements for the combined Fund and Acquiring Fund as of June 30, 2012.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report, and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference.  The Prospectus/Proxy Statement dated September __, 2012 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's and the Fund's Statement of Additional Information is incorporated herein by reference to the Trust's Post-Effective Amendment No. 155 to its Registration Statement on Form N-1A, filed on April 23, 2012 (File No. 33-08214).  The financial statements of the Acquiring Fund and the Fund are incorporated herein by reference to the Acquiring Fund's and the Fund's Annual Reports for their respective fiscal year ended December 31, 2011, filed on February 28, 2012, and the Acquiring Fund's and the Fund's Semi-Annual Reports for the fiscal period ended June 30, 2012, to be filed on or about August 29, 2012.

Pro Forma STATEMENT OF INVESTMENTS
Dreyfus/Standish Global Fixed Income Fund
June 30, 2012 (Unaudited)

				Dreyfus / Standish Global Fixed Income Fund		Dreyfus / Standish International Fixed Income Fund		Pro Forma Combined (*)	Dreyfus / Standish Global Fixed Income Fund	Dreyfus / Standish International Fixed Income Fund	Pro Forma Combined (*)

Bonds and Notes--94.7%		Coupon Rate (%)	Maturity Date	Principal Amount a					Value ($)
Australia--2.3%
FMG Resources (Aug 2006),
Gtd. Notes		6.38	2/1/16	470,000	b,c	215,000	c	685,000	478,225	218,763	696,988
Queensland Treasury,
Gov't Gtd. Bonds, Ser. 13G	AUD	6.00	8/14/13	800,000		860,000		1,660,000	844,073	907,378	1,751,451
Queensland Treasury,
Gov't Gtd. Notes, Ser. 15	AUD	6.00	10/14/15	1,250,000		575,000		1,825,000	1,392,283	640,450	2,032,733
Queensland Treasury,
Gov't Gtd. Notes, Ser. 21	AUD	6.00	6/14/21	900,000		780,000		1,680,000	1,065,649	923,563	1,989,212
SMART Trust,
Ser. 2011-1USA, Cl. A3B		1.09	10/14/14	1,085,588	c,d	434,235	c,d	1,519,823	1,087,706	435,082	1,522,788
									4,867,936	3,125,236	7,993,172
Austria--.6%
Austrian Government,
Sr. Unscd. Bonds	EUR	3.90	7/15/20	790,000	c	620,000	c	1,410,000	1,125,147	883,027	2,008,174
Belgium--3.2%
Anheuser-Busch InBev Worldwide,
Gtd. Notes		4.38	2/15/21	685,000		195,000		880,000	782,510	222,758	1,005,268
Anheuser-Busch InBev,
Gtd. Notes	GBP	9.75	7/30/24			130,000		130,000		319,960	319,960
Belgium Government,
Bonds, Ser. 50	EUR	4.00	3/28/13	5,500,000				5,500,000	7,140,367		7,140,367
Belgium Government,
Bonds, Ser. 61	EUR	4.25	9/28/21	975,000		800,000		1,775,000	1,350,749	1,108,307	2,459,056
									9,273,626	1,651,025	10,924,651
Brazil--1.2%
Brazil Notas do Tesouro Nacional,
Notes, Ser. F	BRL	10.00	1/1/13	2,100,000		1,850,000		3,950,000	1,057,472	931,582	1,989,054
Petrobras International Finance,
Gtd. Notes	EUR	5.88	3/7/22	700,000		370,000		1,070,000	982,742	519,449	1,502,191
Vale Overseas,
Gtd. Notes		6.25	1/23/17	500,000		150,000		650,000	571,146	171,344	742,490
									2,611,360	1,622,375	4,233,735
Canada--6.4%
Bombardier,
Sr. Unscd. Notes	EUR	6.13	5/15/21	410,000	c	185,000	c	595,000	520,153	234,703	754,856
Canadian Capital Auto Receivables Asset Trust,
Ser. 2012-1A, Cl. A2	CAD	2.03	8/17/15	500,000	c	200,000	c	700,000	493,336	197,334	690,670
Canadian Capital Auto Receivables Asset Trust,
Ser. 2012-1A, Cl. A3	CAD	2.38	4/17/17	1,620,000	c	725,000	c	2,345,000	1,604,144	717,904	2,322,048
Canadian Capital Auto Receivables Asset Trust,
Ser. 2011-1A, Cl. A2	CAD	2.63	8/17/14	1,515,000	c	675,000	c	2,190,000	1,498,170	667,501	2,165,671
Canadian Government,
Bonds	CAD	3.75	6/1/19	605,000		415,000		1,020,000	683,428	468,798	1,152,226
Canadian Government,
Bonds, Ser. VW17	CAD	8.00	6/1/27	670,000		655,000		1,325,000	1,158,039	1,132,112	2,290,151
CNH Capital Canada Receivables Trust,
Ser. 2011-1A, Cl. A2	CAD	2.34	7/17/17	1,695,000	c	755,000	c	2,450,000	1,680,116	748,370	2,428,486
Ford Auto Securitization Trust,
Ser. 2011-R3A, Cl. A2	CAD	1.96	7/15/15	800,000	c	440,000	c	1,240,000	788,551	433,703	1,222,254
Ford Auto Securitization Trust,
Ser. 2012-R1, Cl. A2	CAD	2.02	3/15/16	1,200,000		550,000		1,750,000	1,184,607	542,945	1,727,552
Ford Auto Securitization Trust,
Ser. 2011-R1A, Cl. A2	CAD	2.43	11/15/14	860,000	c	430,000	c	1,290,000	850,162	425,081	1,275,243
Ford Auto Securitization Trust,
Ser. 2010-R3A, Cl. A3	CAD	2.71	9/15/15	325,000	c	150,000	c	475,000	324,333	149,692	474,025
Province of Quebec Canada,
Bonds	CAD	4.40	3/8/16	1,975,000		1,200,000		3,175,000	2,128,853	1,293,480	3,422,333
Rogers Communications,
Gtd. Notes	CAD	6.56	3/22/41	600,000		340,000		940,000	697,134	395,043	1,092,177
Videotron,
Gtd. Notes		5.00	7/15/22	595,000	c	270,000	c	865,000	606,900	275,400	882,300
									14,217,926	7,682,066	21,899,992
Chile--1.4%
Chilean Government,
Sr. Unscd. Notes	CLP	5.50	8/5/20	944,000,000		541,000,000		1,485,000,000	2,019,208	1,157,194	3,176,402
CODELCO,
Sr. Unscd. Notes		3.88	11/3/21	540,000	c	240,000	c	780,000	570,718	253,652	824,370
Empresa Nacional de Petroleo,
	Sr. Unscd. Notes	4.75	12/6/21	555,000	c	245,000	c	800,000	582,621	257,193	839,814
									3,172,547	1,668,039	4,840,586
France--3.0%
BNP Paribas Home Loan,
Covered Bonds	EUR	2.25	10/1/12	800,000		350,000		1,150,000	1,016,116	444,551	1,460,667
French Government,
Bonds	EUR	3.25	10/25/21			2,005,000		2,005,000		2,678,634	2,678,634
French Government,
Bonds	EUR	4.25	4/25/19			800,000		800,000		1,152,785	1,152,785
French Government,
Bonds	EUR	4.50	4/25/41	2,080,000		500,000		2,580,000	3,076,039	739,432	3,815,471
Pernod-Ricard,
Sr. Unscd. Bonds	EUR	5.00	3/15/17	200,000		100,000		300,000	277,626	138,813	416,439
Pernod-Ricard,
Sr. Unscd. Bonds		5.75	4/7/21	500,000	c			500,000	565,445		565,445
									4,935,226	5,154,215	10,089,441
Germany--2.7%
Daimler,
Sr. Unscd. Notes	EUR	4.63	9/2/14			150,000		150,000		203,616	203,616
German Government,
Bonds	EUR	2.50	1/4/21	2,165,000		645,000		2,810,000	2,994,399	892,096	3,886,495
German Government,
Bonds	EUR	3.25	7/4/42			70,000		70,000		106,063	106,063
German Government,
Unscd. Bonds	EUR	2.00	1/4/22			2,435,000		2,435,000		3,212,770	3,212,770
Globaldrive,
Ser. 2011-AA, Cl. A	EUR	1.13	4/20/19	812,061	c,d			812,061	1,030,985		1,030,985
KFW,
Gov't Gtd. Bonds		3.50	3/10/14	125,000				125,000	131,269		131,269
Unitymedia Hessen,
Sr. Scd. Notes	EUR	7.50	3/15/19	380,000	c	175,000	c	555,000	502,531	231,429	733,960
									4,659,184	4,645,974	9,305,158
Hong Kong--.3%
Hutchison Whampoa International,
Gtd. Notes		3.50	1/13/17	700,000	c	325,000	c	1,025,000	727,583	337,806	1,065,389
Iceland--.3%
Iceland Government,
Unscd. Notes		5.88	5/11/22	725,000	c	325,000	c	1,050,000	704,385	315,759	1,020,144
Ireland--.5%
Irish Government,
Bonds	EUR	4.60	4/18/16	400,000		300,000		700,000	496,330	372,248	868,578
Smurfit Kappa Acquistions,
Sr. Scd. Notes	EUR	7.75	11/15/19	380,000	c	175,000	c	555,000	518,160	238,626	756,786
									1,014,490	610,874	1,625,364
Italy--1.3%
Italian Government,
Treasury Bonds	EUR	4.75	9/1/21	915,000				915,000	1,093,739		1,093,739
Italian Government,
Bonds	EUR	5.00	9/1/40			870,000		870,000		927,178	927,178
Italian Government,
Treasury Bonds	EUR	5.50	9/1/22	1,050,000		775,000		1,825,000	1,307,902	965,357	2,273,259
									2,401,641	1,892,535	4,294,176
Japan--10.0%
Development Bank of Japan,
Gov't Gtd. Notes	JPY	1.05	6/20/23	27,000,000		11,000,000		38,000,000	344,210	140,234	484,444
Development Bank of Japan,
Gov't. Gtd. Bonds	JPY	1.70	9/20/22			263,000,000		263,000,000		3,586,894	3,586,894
Japanese Government,
Sr. Unscd. Bonds, Ser. 8	JPY	1.00	6/10/16	130,000,000	e	93,000,000	e	223,000,000	1,728,331	1,236,421	2,964,752
Japanese Government,
Sr. Unscd. Bonds, Ser. 310	JPY	1.00	9/20/20	216,800,000				216,800,000	2,797,020		2,797,020
Japanese Government,
Sr. Unscd. Bonds, Ser. 288	JPY	1.70	9/20/17	465,450,000				465,450,000	6,264,526		6,264,526
Japanese Government,
Sr. Unscd. Bonds, Ser. 11	JPY	1.70	6/20/33	595,150,000		271,200,000		866,350,000	7,443,727	3,391,983	10,835,710
Japanese Government,
Sr. Unscd. Bonds, Ser. 79	JPY	2.00	6/20/25	150,600,000		7,600,000		158,200,000	2,076,498	104,790	2,181,288
Japanese Government,
Sr. Unscd. Bonds, Ser. 106	JPY	2.20	9/20/28	117,500,000		235,900,000		353,400,000	1,631,507	3,275,511	4,907,018
									22,285,819	11,735,833	34,021,652
Lithuania--.2%
Lithuanian Government,
Sr. Unscd. Notes		6.63	2/1/22	495,000	c	225,000	c	720,000	568,631	258,469	827,100
Luxembourg--.9%
ArcelorMittal,
Sr. Unscd. Notes		6.25	2/25/22	530,000		230,000		760,000	520,012	225,665	745,677
ArcelorMittal,
Sr. Unscd. Notes	EUR	4.63	11/17/17	245,000	b	105,000		350,000	318,041	136,303	454,344
Enel Finance International,
Gtd. Notes		5.13	10/7/19			155,000	c	155,000		148,286	148,286
Enel Finance International,
Gtd. Notes		5.70	1/15/13	295,000	c			295,000	299,094		299,094
Holcim US Finance Sarl & Cie,
Gtd. Notes		6.00	12/30/19	485,000	c	220,000	c	705,000	509,263	231,006	740,269
Telecom Italia Capital,
Gtd. Notes		7.18	6/18/19	325,000		190,000		515,000	325,000	190,000	515,000
									1,971,410	931,260	2,902,670
Mexico--1.1%
Comision Federal de Eletricidad
Sr. Unscd. Notes		5.75	2/14/42	550,000	c	360,000	c	910,000	583,000	381,600	964,600
Mexican Government,
Bonds, Ser. M 30	MXN	8.50	11/18/38	12,680,000		9,090,000		21,770,000	1,154,768	827,827	1,982,595
Petroleos Mexicanos,
Gtd. Notes		6.50	6/2/41	490,000	c	205,000	c	695,000	574,525	240,363	814,888
									2,312,293	1,449,790	3,762,083
Netherlands--2.8%
ABN Amro Bank,
Sr. Unscd. Notes		4.25	2/2/17	1,100,000	c	500,000	c	1,600,000	1,122,715	510,325	1,633,040
BMW Finance,
Gtd. Notes	EUR	3.88	1/18/17	140,000				140,000	193,061		193,061
Conti-Gummi Finance,
Sr. Scd. Bonds	EUR	7.13	10/15/18	600,000	c	250,000	c	850,000	807,669	336,529	1,144,198
E.ON International Finance,
Gtd. Notes	EUR	4.88	1/28/14	100,000				100,000	134,030		134,030
E.ON International Finance,
Gtd. Notes	EUR	5.50	10/2/17	150,000		175,000		325,000	224,871	262,350	487,221
Elsevier Finance,
Gtd. Notes	EUR	6.50	4/2/13			150,000		150,000		197,103	197,103
ING Bank,
Covered Notes	EUR	3.63	8/31/21	305,000		170,000		475,000	418,671	233,357	652,028
LyondellBasell Industries,
Sr. Unscd. Notes		5.00	4/15/19	375,000	c	250,000	c	625,000	395,156	263,438	658,594
Rabobank Nederland,
Sr. Unscd. Notes	EUR	3.88	4/20/16	775,000		350,000		1,125,000	1,047,530	473,078	1,520,608
Repsol International Finance,
Gtd. Notes	EUR	4.88	2/19/19	500,000		200,000		700,000	569,723	227,889	797,612
RWE Finance,
Gtd. Notes	EUR	6.63	1/31/19	100,000		150,000		250,000	158,886	238,330	397,216
UPCB Finance VI,
Sr. Scd. Notes		6.88	1/15/22	530,000	c	300,000	c	830,000	543,250	307,500	850,750
Ziggo Bond,
Sr. Unscd. Notes	EUR	8.00	5/15/18	390,000	c	180,000	c	570,000	537,965	248,292	786,257
									6,153,527	3,298,191	9,451,718
Norway--1.1%
DNB Boligkreditt,
Covered Bonds		2.10	10/14/16	795,000	c			795,000	811,972		811,972
DNB Boligkreditt,
Covered Bonds	EUR	3.38	1/20/17			590,000		590,000		807,848	807,848
Norwegian Government,
Bonds, Ser. 474	NOK	3.75	5/25/21	4,300,000		900,000		5,200,000	834,400	174,642	1,009,042
Statoil,
	Gtd. Notes	4.25	11/23/41	740,000		350,000		1,090,000	787,455	372,445	1,159,900
									2,433,827	1,354,935	3,788,762
Peru--.5%
Corp Financiera de Desarrollo,
Sr. Unscd. Notes		4.75	2/8/22	360,000	c	200,000	c	560,000	378,000	210,000	588,000
Peruvian Government,
Sr. Unscd. Notes	PEN	6.95	8/12/31	1,580,000	c	710,000	c	2,290,000	688,490	309,385	997,875
									1,066,490	519,385	1,585,875
Philippines--.1%
Philippine Government,
Sr. Unscd. Notes	PHP	4.95	1/15/21	8,000,000		7,000,000		15,000,000	198,298	173,511	371,809
Poland--.5%
Polish Government,
Sr. Unscd. Notes		5.00	3/23/22	1,015,000		480,000		1,495,000	1,112,948	526,320	1,639,268
Slovakia--3.4%
Slovakian Government,
Bonds, Ser. 213	EUR	3.50	2/24/16	1,550,000		700,000		2,250,000	2,050,190	925,892	2,976,082
Slovakian Government,
Sr. Unscd. Notes		4.38	5/21/22	3,450,000	c	1,400,000	c	4,850,000	3,415,500	1,386,000	4,801,500
Slovakian Government,
Sr. Unsub. Notes	EUR	4.00	3/26/21	955,000		520,000		1,475,000	1,249,121	680,150	1,929,271
Slovakian Government,
Sr. Unscd. Notes	EUR	4.38	1/21/15	900,000		405,000		1,305,000	1,213,098	545,894	1,758,992
									7,927,909	3,537,936	11,465,845
South Africa--2.1%
South African Government,
Bonds, Ser. R209	ZAR	6.25	3/31/36	39,890,000		20,645,000		60,535,000	3,738,704	1,934,960	5,673,664
South African Government,
Bonds, Ser. R213	ZAR	7.00	2/28/31			7,130,000		7,130,000		762,457	762,457
South African Government,
Sr. Unscd. Notes		4.67	1/17/24	555,000		255,000		810,000	603,563	277,313	880,876
									4,342,267	2,974,730	7,316,997
South Korea--.1%
Export-Import Bank of Korea,
Sr. Unscd. Notes	EUR	5.75	5/22/13	110,000		155,000		265,000	143,785	202,606	346,391
Spain--.9%
Banco Santander,
Covered Bonds	EUR	4.63	1/20/16	1,600,000		700,000		2,300,000	1,988,155	869,818	2,857,973
Telefonica Emisiones,
Gtd. Notes		5.46	2/16/21	410,000				410,000	357,615		357,615
									2,345,770	869,818	3,215,588
Supranational--.9%
Corp Andina De Formento,
Sr. Unscd. Notes		3.75	1/15/16	660,000		260,000		920,000	689,198	271,502	960,700
Corp. Andina De Fomento,
Sr. Unscd. Notes		4.38	6/15/22	975,000		430,000		1,405,000	1,000,771	441,366	1,442,137
European Investment Bank,
Sr. Unscd. Notes	JPY	1.90	1/26/26			58,000,000		58,000,000		751,928	751,928
									1,689,969	1,464,796	3,154,765
Sweden--1.2%
Nordea Bank,
Sr. Unscd. Notes		2.13	1/14/14	795,000	c			795,000	796,589		796,589
Swedish Government,
Bonds, Ser. 1050	SEK	3.00	7/12/16			6,475,000		6,475,000		1,005,033	1,005,033
Swedish Government,
Bonds, Ser. 1052	SEK	4.25	3/12/19	6,320,000	b	2,670,000		8,990,000	1,084,411	458,129	1,542,540
Swedish Government,
Bonds, Ser. 1041	SEK	6.75	5/5/14			3,700,000		3,700,000		590,610	590,610
									1,881,000	2,053,772	3,934,772
Switzerland--.5%
Credit Suisse Guernsey,
Covered Notes	EUR	2.13	1/18/17	800,000		500,000		1,300,000	1,045,166	653,229	1,698,395
United Kingdom--18.8%
Abbey National Treasury Services,
Covered Bonds	EUR	3.63	9/8/17	800,000		350,000		1,150,000	1,071,071	468,593	1,539,664
Arkle Master Issuer,
Ser. 2010-2A, Cl. 2A	EUR	2.19	5/17/60			400,000	c,d	400,000		510,916	510,916
Arkle Master Issuer,
Ser. 2010-2A, Cl. 1A1		1.87	5/17/60	1,675,000	c,d			1,675,000	1,683,400		1,683,400
Arran Residential Mortgages Funding,
Ser. 2011-1A, Cl. A1B	EUR	1.89	11/19/47	512,366	c,d	331,531	c,d	843,897	650,098	420,652	1,070,750
Barclays Bank,
Covered Notes	EUR	2.13	9/8/15	440,000		350,000		790,000	568,781	452,439	1,021,220
Barclays Bank,
Covered Notes	EUR	4.00	10/7/19	800,000		650,000		1,450,000	1,124,658	913,785	2,038,443
BP Capital Markets,
Gtd. Notes		2.25	11/1/16	255,000		120,000		375,000	262,886	123,711	386,597
BP Capital Markets,
Gtd. Notes		3.56	11/1/21	785,000		310,000		1,095,000	832,701	328,837	1,161,538
CNOOC Finance 2012,
	Gtd. Notes	3.88	5/2/22	400,000	c	200,000	c	600,000	414,556	207,278	621,834
Fosse Master Issuer,
Ser. 2011-1A, Cl. A2		1.87	10/18/54			300,000	c,d	300,000		301,797	301,797
Fosse Master Issuer,
Ser. 2011-1A, Cl. A4	EUR	2.05	10/18/54	1,980,000	c,d	650,000	c,d	2,630,000	2,519,722	827,181	3,346,903
GlaxoSmithKline Capital,
Gtd. Notes		0.75	5/8/15	1,080,000		485,000		1,565,000	1,080,635	485,285	1,565,920
Gracechurch Card Funding,
Ser. 2012-1A, Cl. A2	EUR	1.18	2/15/17	1,400,000	c,d	320,000	c,d	1,720,000	1,773,888	405,460	2,179,348
Gracechurch Mortgage Financing,
Ser. 2011-1A, Cl. 2A1		2.02	11/20/56	2,000,000	c,d	950,000	c,d	2,950,000	2,017,866	958,486	2,976,352
Holmes Master Issuer,
Ser. 2010-1A, Cl. A2		1.87	10/15/54	1,190,000	c,d	265,000	c,d	1,455,000	1,196,231	266,388	1,462,619
Holmes Master Issuer,
Ser. 2011-3A, Cl. A3	EUR	2.16	10/15/54	870,000	c,d	415,000	c,d	1,285,000	1,108,095	528,574	1,636,669
Holmes Master Issuer,
Ser. 2012-1A, Cl. A4	GBP	2.77	10/15/54	525,000	c,d	325,000	c,d	850,000	829,291	513,371	1,342,662
Ineos Finance,
Sr. Scd. Notes		7.50	5/1/20	450,000	c	200,000	c	650,000	455,625	202,500	658,125
Lloyds TSB Bank,
Covered Notes	EUR	3.38	3/17/16	600,000		300,000		900,000	798,436	399,218	1,197,654
Lloyds TSB Bank,
Covered Bonds	EUR	4.00	9/29/21	200,000	b	200,000		400,000	275,262	275,262	550,524
Lloyds TSB Bank,
Gtd. Notes		4.20	3/28/17	1,685,000		250,000		1,935,000	1,739,948	258,153	1,998,101
Lloyds TSB Bank,
Sr. Unscd. Notes	EUR	5.38	9/3/19	450,000				450,000	627,129		627,129
National Grid,
Sr. Unscd. Notes	EUR	5.00	7/2/18			175,000		175,000		256,512	256,512
National Grid,
	Sr. Unscd. Notes	6.30	8/1/16	75,000				75,000	86,609		86,609
Paragon Mortgages,
Ser. 14A, Cl. A2C		0.67	9/15/39	1,258,463	c,d	583,533	c,d	1,841,996	977,970	453,472	1,431,442
Reed Elsevier Investment,
Gtd. Notes	GBP	7.00	12/11/17	100,000				100,000	188,843		188,843
Royal Bank of Scotland,
Covered Notes	EUR	3.00	9/8/16	280,000		265,000		545,000	370,417	350,573	720,990
Royal Bank of Scotland,
Covered Notes	EUR	3.88	10/19/21	600,000		400,000		1,000,000	817,599	545,066	1,362,665
Royal Bank of Scotland,
Sr. Unscd. Notes	EUR	4.75	5/18/16			150,000		150,000		200,278	200,278
Royal Bank of Scotland,
Sr. Unscd. Notes	EUR	5.75	5/21/14	205,000				205,000	275,418		275,418
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	535,000	d	235,000	d	770,000	560,228	246,081	806,309
Royal Bank of Scotland,
Gtd. Notes		5.63	8/24/20	405,000				405,000	430,484		430,484
Silverstone Master Issuer,
Ser. 2011-1A, Cl. 1A		2.02	1/21/55	895,000	c,d			895,000	901,250		901,250
Sinopec Group Overseas Development (2012),
Gtd. Notes		2.75	5/17/17	575,000	c	250,000	c	825,000	586,177	254,860	841,037
United Kingdom Gilt,
Bonds	GBP	2.25	3/7/14	1,375,000				1,375,000	2,224,607		2,224,607
United Kingdom Gilt,
Bonds	GBP	3.75	9/7/21	175,000		65,000		240,000	322,742	119,876	442,618
United Kingdom Gilt,
Bonds	GBP	4.25	9/7/39	2,170,000		505,000		2,675,000	4,190,814	975,282	5,166,096
United Kingdom Gilt,
Bonds	GBP	4.25	12/7/40	2,905,000		2,080,000		4,985,000	5,614,906	4,020,312	9,635,218
United Kingdom Gilt,
Bonds	GBP	4.75	12/7/30	165,000				165,000	339,649		339,649
United Kingdom Gilt,
Bonds	GBP	5.00	3/7/18			400,000		400,000		766,961	766,961
United Kingdom Gilt,
Bonds	GBP	8.00	6/7/21	1,080,000				1,080,000	2,601,464		2,601,464
United Kingdom Gilt,
Bonds	GBP	8.75	8/25/17	1,415,000		1,200,000		2,615,000	3,102,210	2,630,849	5,733,059
									44,621,666	19,668,008	64,289,674
United States--26.4%
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. A3		1.45	5/15/14	81,690		100,542		182,232	81,958	100,872	182,830
Ally Financial,
Gtd. Notes		4.50	2/11/14	170,000		100,000		270,000	172,762	101,625	274,387
Ally Financial,
Gtd. Notes,		5.50	2/15/17	1,520,000		670,000		2,190,000	1,545,486	681,234	2,226,720
Ally Master Owner Trust,
Ser. 2011-5, Cl. A		0.89	6/15/15	945,000	d	450,000	d	1,395,000	946,608	450,766	1,397,374
Altria Group,
Gtd. Notes,		10.20	2/6/39	65,000		25,000		90,000	106,064	40,794	146,858
Altria Group,
Gtd. Notes		4.75	5/5/21	575,000				575,000	653,270		653,270
American International Group,
Sr. Unscd. Notes		4.88	6/1/22	800,000		335,000		1,135,000	820,180	343,450	1,163,630
Anadarko Petroleum,
Sr. Unscd. Notes,		6.38	9/15/17	235,000		180,000		415,000	273,291	209,329	482,620
Aristotle Holding,
Gtd. Notes,		2.10	2/12/15	540,000	c	245,000	c	785,000	545,624	247,552	793,176
Bank of America,
Sr. Unscd. Notes		3.88	3/22/17	1,035,000		460,000		1,495,000	1,055,482	469,103	1,524,585
Bank of America,
Sr. Unscd. Notes		5.63	7/1/20	1,115,000				1,115,000	1,195,686		1,195,686
BMW US Capital,
Gtd. Notes	EUR	5.00	5/28/15	200,000		165,000		365,000	278,870	230,068	508,938
Burlington North Santa Fe,
	Sr. Unscd. Notes	5.05	3/1/41	150,000		100,000		250,000	165,731	110,488	276,219
Cargill,
Sr. Unscd. Notes		3.25	11/15/21	625,000	c	295,000	c	920,000	636,886	300,610	937,496
Chrysler Financial Auto Securitization Trust,
Ser. 2010-A, Cl. D		3.52	8/8/16	630,000		220,000		850,000	634,777	221,668	856,445
CIT Group,
	Sr. Unscd. Notes	5.00	5/15/17	520,000		235,000		755,000	535,925	242,197	778,122
Citigroup,
Sr. Unscd. Notes		2.65	3/2/15	1,060,000		485,000		1,545,000	1,060,547	485,250	1,545,797
Citigroup,
Sr. Unscd. Notes		4.50	1/14/22	815,000		340,000		1,155,000	844,056	352,122	1,196,178
Comcast,
Gtd. Notes		4.65	7/15/42	1,215,000		560,000		1,775,000	1,220,464	562,518	1,782,982
Comcast,
	Gtd. Notes	5.90	3/15/16	150,000		50,000		200,000	172,893	57,631	230,524
CVS Pass-Through Trust,
Pass Thru Certificates Notes		6.04	12/10/28	342,727				342,727	387,577		387,577
CVS Pass-Through Trust,
	Pass Thru Certificates Notes	5.77	1/10/33	145,000	c	212,667	c	357,667	160,838	235,896	396,734
Deere & Company,
Sr. Unscd. Notes		3.90	6/9/42	2,365,000				2,365,000	2,359,963		2,359,963
Diageo Investment,
Gtd. Notes		4.25	5/11/42	900,000		400,000		1,300,000	956,550	425,133	1,381,683
DIRECTV Holdings,
Gtd. Notes,		5.00	3/1/21	500,000		250,000		750,000	550,271	275,136	825,407
Enterprise Products Operating,
Gtd. Notes		6.13	10/15/39	325,000		190,000		515,000	369,461	215,993	585,454
EQT,
Sr. Unscd. Notes		8.13	6/1/19	135,000				135,000	162,121		162,121
Federal Home Loan Mortgage Corp.		3.50	6/1/42	2,200,000	f			2,200,000	2,320,858		2,320,858
Federal National Mortgage Association		3.50	10/1/41 - 6/1/42	13,400,173	f			13,400,173	14,165,552		14,165,552
Federal National Mortgage Association		3.50	7/1/41 - 8/1/41	10,310,000	f,g			10,310,000	10,815,933		10,815,933
Ford Motor Credit,
	Sr. Unscd. Notes	3.00	6/12/17	500,000		220,000		720,000	497,812	219,037	716,849
Ford Motor Credit,
Sr. Unscd. Notes		3.88	1/15/15	1,210,000		480,000		1,690,000	1,246,824	494,608	1,741,432
General Electric Capital,
Sr. Unscd. Notes		4.63	1/7/21	205,000				205,000	225,880		225,880
General Electric Capital,
Sub. Notes		5.30	2/11/21	300,000		150,000		450,000	337,304	168,652	505,956
Gilead Sciences,
Sr. Unscd. Notes,		3.05	12/1/16	620,000		285,000		905,000	655,214	301,187	956,401
Goldman Sachs Group,
Sr. Unscd. Notes		5.75	1/24/22	310,000		320,000		630,000	327,840	338,416	666,256
Goldman Sachs Group,
Sr. Unscd. Notes		6.00	6/15/20	380,000				380,000	406,320		406,320
HSBC USA,
Sr. Unscd. Notes		2.38	2/13/15	1,200,000				1,200,000	1,214,443		1,214,443
Hyundai Capital America,
Gtd. Notes		4.00	6/8/17	475,000	c	220,000	c	695,000	491,998	227,873	719,871
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2007-CB20, Cl. AM		5.88	2/12/51	525,000	d	235,000	d	760,000	562,171	251,638	813,809
JPMorgan Chase & Co.,
Sr. Unscd. Notes		4.35	8/15/21	1,055,000		265,000		1,320,000	1,115,543	280,208	1,395,751
JPMorgan Chase Bank NA,
Sub. Notes	EUR	4.38	11/30/21	450,000	d	150,000	d	600,000	531,604	177,201	708,805
Kinder Morgan Energy Partners,
Sr. Unscd. Notes		6.85	2/15/20	165,000				165,000	198,406		198,406
Kraft Foods,
Sr. Unscd. Notes		5.38	2/10/20	465,000		210,000		675,000	551,138	248,901	800,039
Lamar Media,
Gtd. Notes		5.88	2/1/22	350,000	c	155,000	c	505,000	360,500	159,650	520,150
Levi Strauss & Co.,
Sr. Unscd. Notes	EUR	7.75	5/15/18	130,000		75,000		205,000	171,507	98,946	270,453
Liberty Mutual Group,
Gtd. Notes		4.95	5/1/22	435,000	c	195,000	c	630,000	433,134	194,163	627,297
Macy's Retail Holdings,
Gtd. Notes		5.13	1/15/42	205,000		105,000		310,000	216,637	110,960	327,597
Macy's Retail Holdings,
Gtd. Notes		6.38	3/15/37	275,000		115,000		390,000	325,984	136,320	462,304
Marathon Petroleum,
Sr. Unscd. Notes		5.13	3/1/21	380,000				380,000	426,203		426,203
MetLife Institutional Funding II,
Scd. Notes		1.37	4/4/14	1,075,000	c,d			1,075,000	1,080,773		1,080,773
Metropolitan Life Global Funding I,
Sr. Scd. Notes		2.00	1/9/15			265,000	c	265,000		269,048	269,048
MGM Resorts International,
Gtd. Notes		7.75	3/15/22	540,000	b	245,000		785,000	558,900	253,575	812,475
Morgan Stanley,
Sr. Unscd. Notes		5.50	7/24/20	425,000		270,000		695,000	416,472	266,488	682,960
NBCUniversal Media,
Sr. Unscd. Notes		4.38	4/1/21	95,000		55,000		150,000	104,703	60,618	165,321
NBCUniversal Media,
Sr. Unscd. Notes		5.15	4/30/20	385,000				385,000	442,731		442,731
News America,
Gtd. Notes		6.90	3/1/19	355,000				355,000	437,106		437,106
Peabody Energy,
Gtd. Notes		6.00	11/15/18	505,000	b,c	240,000	c	745,000	505,000	240,000	745,000
Peabody Energy,
Gtd. Notes		6.25	11/15/21	240,000	c	115,000	c	355,000	238,800	114,425	353,225
Pepsico,
Sr. Unscd. Notes		0.80	8/25/14	650,000		300,000		950,000	652,743	301,266	954,009
Philip Morris International,
Sr. Unscd. Notes		2.90	11/15/21	565,000		240,000		805,000	583,033	247,660	830,693
Philip Morris International,
Sr. Unscd. Notes		5.65	5/16/18	125,000				125,000	151,154		151,154
Philip Morris International,
Sr. Unscd. Notes		6.88	3/17/14	135,000				135,000	149,107		149,107
Phillips 66,
Gtd. Notes		5.88	5/1/42	430,000	c	190,000	c	620,000	464,578	205,278	669,856
Plains All American Pipeline,
Gtd. Notes		4.25	9/1/12	300,000				300,000	301,379		301,379
Plains All American Pipeline,
Gtd. Notes		5.00	2/1/21	135,000		275,000		410,000	152,819	311,297	464,116
Plains All American Pipeline,
Gtd. Notes		8.75	5/1/19	65,000				65,000	85,847		85,847
Prudential Financial,
Sr. Unscd Notes		4.50	11/15/20	650,000				650,000	690,200		690,200
Prudential Financial,
Sr. Unscd. Notes		5.38	6/21/20	200,000		100,000		300,000	221,679	110,840	332,519
Puget Energy,
Sr. Scd. Notes		6.00	9/1/21	170,000		100,000		270,000	181,263	106,625	287,888
Reed Elsevier Capital,
Gtd. Notes		8.63	1/15/19	110,000				110,000	139,734		139,734
SABMiller Holdings,
Gtd. Notes		4.95	1/15/42	515,000	c	325,000	c	840,000	572,340	361,185	933,525
Santander Drive Auto Receivables Trust,
Ser. 2012-1, Cl. B		2.72	5/15/16	365,000		170,000		535,000	371,146	172,862	544,008
Sempra Energy,
Sr. Unscd. Notes		1.23	3/15/14	770,000	d			770,000	771,947		771,947
SLM Student Loan Trust,
Ser. 2011-B, Cl. A1		1.09	12/16/24	850,463	c,d			850,463	848,051		848,051
SLM,
Sr. Unscd. Notes		7.25	1/25/22	730,000		330,000		1,060,000	775,625	350,625	1,126,250
Telecom Italia Capital,
	Gtd. Notes	5.25	10/1/15	200,000		125,000		325,000	198,500	133,521	332,021
Time Warner
Gtd. Notes		5.38	10/15/41	320,000		150,000		470,000	341,814	157,930	499,744
Time Warner Cable,
Gtd. Notes		4.00	9/1/21	300,000				300,000	315,861		315,861
U.S. Treasury Notes		1.75	5/15/22	2,000,000	b			2,000,000	2,016,562		2,016,562
United Technologies,
Sr. Unscd. Notes		4.50	6/1/42	1,485,000		660,000		2,145,000	1,638,087	728,039	2,366,126
Unitedhealth Group,
Sr. Unscd. Notes		2.88	3/15/22	570,000		240,000		810,000	577,073	242,978	820,051
Ventas Realty,
Gtd. Notes		4.25	3/1/22	245,000		110,000		355,000	247,171	110,975	358,146
Verizon Communications,
Sr. Unscd. Notes		4.75	11/1/41	535,000		255,000		790,000	590,868	281,629	872,497
Weatherford International,
Gtd. Notes		6.75	9/15/40	350,000		100,000		450,000	394,158	112,617	506,775
Wells Fargo & Co.
Sr. Unscd. Notes		2.63	12/15/16	910,000		420,000		1,330,000	936,181	432,083	1,368,264
WM Covered Bond Program,
Covered Notes	EUR	4.00	11/26/16			285,000		285,000		389,547	389,547
WM Wrigley Jr.,
Sr. Scd. Notes		3.70	6/30/14	380,000	c	170,000	c	550,000	392,810	175,731	568,541
Xerox,
Sr. Unscd. Notes		1.29	5/16/14	190,000	d	125,000	d	315,000	189,849	124,900	314,749
									74,228,210	16,028,937	90,257,147
Total Bonds and Notes
(cost $220,989,728, $93,508,599 and $314,498,327, respectively)									226,040,036	97,290,457	323,330,493
		Coupon	Maturity
Short-Term Investments--3.8%		Rate (%)	Date	Principal Amount a					Value ($)
U.S. Treasury Bills:
0.04%, 7/12/12				11,000,000				11,000,000	10,999,824		10,999,824
0.10%, 8/16/12						866,000	h	866,000		865,954	865,954
0.11%, 8/16/12				1,120,000	h			1,120,000	1,119,941		1,119,941
Total Short-Term Investments
(cost $12,119,717, $865,885 and $12,985,602, respectively)									12,119,765	865,954	12,985,719

Other Investment--2.3%				Shares					Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,883,347, $856,748 and $7,740,095, respectively)				6,883,347	i	856,748	i	7,740,095	6,883,347	856,748	7,740,095

Investment of Cash Collateral for Securities Loaned--.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,727,831, $0 and $2,727,831, respectively)				2,727,831	i			2,727,831	2,727,831		2,727,831

Total Investments (cost $242,720,623, $95,231,232 and $337,951,855, respectively)						101.6%			247,770,979	99,013,159	346,784,138
Cash and Receivables (Net)						(1.6%)			(7,950,494)	2,419,162	(5,531,332)
Net Assets						100.0%			239,820,485	101,432,321	341,252,806

a	Principal amount stated in U.S. Dollars unless otherwise noted.

AUD--Australian Dollar
BRL--Brazilian Real
CAD--Canadian Dollar
CLP--Chilean Peso
EUR--Euro
GBP--British Pound
JPY--Japanese Yen
MXN--Mexican New Peso
NOK--Norwegian Krone
PEN--Peruvian Nuevo Sol
PHP--Philippine Peso
SEK--Swedish Krona
ZAR--South African Rand

b
Security, or portion thereof, on loan. At June 30, 2012, the value of the fund's securities on loan, on a pro forma basis was $4,902,002 and the value of the collateral held by the fund was $5,813,112, consisting of cash collateral of $2,727,831 and U.S Government & Agency securities valued at $3,085,281.

c
Securities exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, these securities were valued at $50,136,691 or 20.9% of net assets.

d	Variable rate security--interest rate subject to periodic change.

e	Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.

f
The Federal Housing Finance Agency ("FHFA") placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g	Purchased on a forward commitment basis.

h	Held by or on behalf of a counterparty to open financial futures positions.

i	Investment in affiliated money market mutual fund.

*
As of June 30, 2012, all of the securities held by Dreyfus/Standish International Fixed Income Fund comport with the investment strategies and restrictions of Dreyfus/Standish Global Fixed Income Fund and management does not anticipate having to dispose of any securities as a result of the merger.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Financial Futures
June 30, 2012 (Unaudited)

	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined

	Contracts			Market Value Covered by Contracts ($)			Unrealized (Depreciation) at 6/30/2012 ($)
Financial Futures Long
Canadian 10 Year Bonds	5	5	10	679,943	679,943	1,359,886	6,028	6,027	12,055
Euro-Schatz	33	50	83	4,614,655	6,991,901	11,606,556	(7,916)	(12,079)	(19,995)
Euro-Bund	6		6	1,069,856		1,069,856	(14,052)		(14,052)
Japanese 10 Year Bonds	4	6	10	7,190,342	10,785,513	17,975,855	18,112	37,488	55,600
Long Gilt		15	15		2,798,155	2,798,155		17,835	17,835
U.S. Treasury 2 Year Notes	68		68	14,972,750		14,972,750	(1,132)		(1,132)

Financial Futures Short
Euro-Bobl	6		6	(955,885)		(955,885)	7,207		7,207
U.S. Treasury Ultra Long Term Bonds	32		32	(5,339,000)		(5,339,000)	85,715		85,715
U.S. Treasury 2 Year Notes		26	26		(5,724,875)	(5,724,875)		2,407	2,407
U.S. Treasury 5 Year Notes	72	43	115	(8,925,750)	(5,330,656)	(14,256,406)	1,549	1,136	2,685
U.S. Treasury 10 Year Notes	182	120	302	(24,274,250)	(16,005,000)	(40,279,250)	23,676	20,473	44,149
U.S. Treasury 30 Year Bonds		9	9		(1,331,719)	(1,331,719)		19,646	19,646
U.S. Treasury Ultra Long Term Bonds		18	18		(3,003,188)	(3,003,188)		47,869	47,869

Gross Unrealized Appreciation							142,287	152,881	295,168
Gross Unrealized Depreciation							(23,100)	(12,079)	(35,179)

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Forward Foreign Currency Exchange Contracts
June 30, 2012 (Unaudited)

	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined appreciation	Pro Forma Combined (depreciation)
Forward Currency
Exchange Contracts	Number of Contracts			Foreign Currency Amounts			Cost ($)			Value ($)			Unrealized (Depreciation) ($)
Purchases:

Japanese Yen,
Expiring
7/27/2012 d		1	1		43,930,000	43,930,000		551,808	551,808		549,798	549,798		(2,010)		(2,010)

Mexican New Peso,
Expiring
7/27/2012 a	2	2	4	48,840,000	16,320,000	65,160,000	3,561,048	1,191,420	4,752,468	3,650,929	1,219,966	4,870,895	89,881	28,547	118,428

Singapore Dollar,
Expiring
7/27/2012 b	1	1	2	3,090,000	1,280,000	4,370,000	2,420,644	1,002,726	3,423,370	2,439,294	1,010,452	3,449,746	18,650	7,726	26,376

South Korean Won,
Expiring
7/27/2012 c	1	1	2	5,484,030,000	2,277,910,000	7,761,940,000	4,803,179	1,995,104	6,798,283	4,778,539	1,984,869	6,763,408	(24,640)	(10,235)		(34,875)

Sales:							Proceeds ($)

Australian Dollar,
Expiring
7/27/2012 b	2	2	4	3,370,000	2,420,000	5,790,000	3,376,077	2,440,023	5,816,100	3,439,771	2,470,102	5,909,873	(63,694)	(30,079)		(93,773)

Brazilian Real,
Expiring
7/27/2012 b	1	1	2	2,240,000	1,935,000	4,175,000	1,091,512	942,890	2,034,402	1,108,389	957,469	2,065,858	(16,877)	(14,579)		(31,456)

British Pound,
Expiring:
7/27/2012 b	1	1	2	1,305,000	2,420,000	3,725,000	2,054,109	3,809,153	5,863,262	2,043,701	3,789,852	5,833,553	10,408	19,301	29,709
7/27/2012 c	1	1	2	2,310,000	580,000	2,890,000	3,635,363	912,775	4,548,138	3,617,586	908,312	4,525,898	17,777	4,463	22,240
7/27/2012 d	2	1	3	720,000	670,000	1,390,000	1,126,849	1,053,916	2,180,765	1,127,559	1,049,256	2,176,815	(710)	4,660	4,660	(710)
7/27/2012 e	1	1	2	6,610,000	1,650,000	8,260,000	10,401,893	1,314,099	11,715,992	10,351,620	1,307,655	11,659,275	50,273	6,444	56,717
7/27/2012 f	1	1	2	1,710,000	835,000	2,545,000	2,691,150	2,596,539	5,287,689	2,677,953	2,583,990	5,261,943	13,197	12,549	25,746

Canadian Dollar,
Expiring
7/27/2012 c	1	1	2	13,360,000	7,310,000	20,670,000	13,095,600	7,165,332	20,260,932	13,114,200	7,175,509	20,289,709	(18,600)	(10,177)		(28,777)

Chilean Peso,
Expiring
7/27/2012 g	1	1	2	1,033,830,000	595,890,000	1,629,720,000	2,080,351	1,199,094	3,279,445	2,055,778	1,184,931	3,240,709	24,573	14,163	38,736

Euro,
Expiring:
7/27/2012 b	1	1	2	6,670,000	4,635,000	11,305,000	8,476,303	5,890,204	14,366,507	8,442,783	5,866,911	14,309,694	33,520	23,293	56,813
7/27/2012 c	2	1	3	7,220,000	3,920,000	11,140,000	9,155,497	4,981,144	14,136,641	9,138,964	4,961,875	14,100,839	16,533	19,269	35,802
7/27/2012 e	1	1	2	5,910,000	4,870,000	10,780,000	7,509,719	6,188,211	13,697,930	7,480,786	6,164,370	13,645,156	28,933	23,841	52,774
7/27/2012 f	1	2	3	7,100,000	3,490,000	10,590,000	9,025,733	4,402,774	13,428,507	8,987,070	4,417,588	13,404,658	38,663	(14,814)	38,663	(14,814)
7/27/2012 h	2	1	3	8,840,000	2,230,000	11,070,000	11,099,311	2,833,750	13,933,061	11,189,535	2,822,699	14,012,234	(90,223)	11,051	11,051	(90,223)
7/27/2012 i	3	2	5	6,030,000	3,165,000	9,195,000	7,578,300	4,018,133	11,596,433	7,632,681	4,006,208	11,638,889	(54,381)	11,925	11,925	(54,381)
7/27/2012 j	2	1	3	5,020,000	4,685,000	9,705,000	6,376,039	5,953,370	12,329,409	6,354,238	5,930,200	12,284,438	21,801	23,170	44,971

Japanese Yen,
Expiring:
7/27/2012 c	1	1	2	522,650,000	271,285,000	793,935,000	6,584,401	3,417,678	10,002,079	6,541,136	3,395,221	9,936,357	43,265	22,457	65,722
7/27/2012 d	2	3	5	398,710,000	334,200,000	732,910,000	4,988,015	4,182,317	9,170,332	4,989,987	4,182,623	9,172,610	(1,972)	(306)		(2,278)
7/27/2012 e	1	1	2	517,560,000	181,685,000	699,245,000	6,520,112	2,288,829	8,808,941	6,477,433	2,273,847	8,751,280	42,679	14,982	57,661
7/27/2012 f	2	1	3	313,080,000	35,000,000	348,080,000	3,917,778	440,669	4,358,447	3,918,299	438,036	4,356,335	(521)	2,633	2,633	(521)
7/27/2012 j	1	1	2	266,938,000	385,680,000	652,618,000	3,362,702	4,858,532	8,221,234	3,340,817	4,826,912	8,167,729	21,885	31,620	53,505
7/27/2012 k	1	1	2	339,485,000	82,605,000	422,090,000	4,271,810	1,039,436	5,311,246	4,248,766	1,033,829	5,282,595	23,043	5,607	28,650

Norwegian Krone,
Expiring
7/27/2012 h	1	1	2	4,430,000	840,000	5,270,000	749,729	142,161	891,890	743,939	141,063	885,002	5,790	1,098	6,888

Peruvian Nuevo Sol,
Expiring
7/27/2012 g	1	1	2	1,570,000	710,000	2,280,000	590,265	266,935	857,200	587,628	265,743	853,371	2,637	1,192	3,829

South African Rand,
Expiring:
7/27/2012 c	2	2	4	35,450,000	10,470,000	45,920,000	4,307,781	1,272,649	5,580,430	4,317,627	1,275,192	5,592,819	(9,846)	(2,543)		(12,389)
7/27/2012 h	1	1	2	26,610,000	11,790,000	38,400,000	3,238,605	1,434,918	4,673,523	3,240,961	1,435,961	4,676,922	(2,356)	(1,043)		(3,399)

Swedish Krona,
Expiring:
7/27/2012 e	1	1	2	3,470,000	3,310,000	6,780,000	498,698	475,703	974,401	501,095	477,989	979,084	(2,397)	(2,286)		(4,683)
7/27/2012 h	1	1	2	5,070,000	11,500,000	16,570,000	728,522	1,652,465	2,380,987	732,148	1,660,689	2,392,837	(3,626)	(8,224)		(11,850)

Gross Unrealized Appreciation													503,508	289,991	793,499
Gross Unrealized Depreciation													(289,843)	(96,296)		(386,139)

Counterparties:

a	JPMorgan Chase & Co.
b	Goldman Sachs
c	Credit Suisse First Boston
d	Barclays Capital
e	Deutsche Bank
f	Commonwealth Bank of Australia
g	Citigroup
h	Morgan Stanley
i	Royal Bank of Scotland
j	UBS
k	Merrill Lynch

See notes to unaudited pro forma financial statements.

				Dreyfus/Standish Global Fixed Income Fund			Dreyfus/Standish International Fixed Income Fund			Pro Forma Combined

						Unrealized			Unrealized	Unrealized
		(Pay)/Receive		Notional	Market	Appreciation	Notional	Market	Appreciation	Appreciation
Reference Entity	Counterparty	Fixed Rate (%)	Expiration	Amount ($)	Value ($)	(Depreciation) ($)	Amount ($)	Value ($)	(Depreciation) ($)	(Depreciation) ($)
EUR - 1 Year Libor	JP Morgan	1.91	11/4/2016	6,500,000	343,110	343,110	3,100,000	163,637	163,637	506,747
USD - 6 Month Libor	Citibank	(3.68)	5/5/2020				2,410,000	(408,185)	(408,185)	(408,185)

See notes to unaudited pro forma financial statements.

The following is a summary of the inputs used as of June 30, 2012 in valuing each fund's investments:

	Level 1 - Unadjusted Quoted Prices			Level 2 - Other Significant Observable Inputs			Level 3 -Significant Unobservable Inputs			Total
	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined	Dreyfus/ Standish Global Fixed Income Fund	Dreyfus/ Standish International Fixed Income Fund	Pro Forma Combined

Assets ($)
Investments in Securities:
Asset-Backed	-	-	-	15,198,538	5,669,240	20,867,778	-	-	-	20,867,778
Commercial Mortgage-Backed	-	-	-	562,171	251,638	813,809	-	-	-	813,809
Corporate Bonds+	-	-	-	79,022,866	33,230,028	112,252,894	-	-	-	112,252,894
Foreign Government	-	-	-	90,053,633	53,358,714	143,412,347	-	-	-	143,412,347
Mutual Funds	9,611,178	856,748	10,467,926	-	-	-	-	-	-	10,467,926
Residential Mortgage-Backed	-	-	-	11,883,923	4,780,837	16,664,760	-	-	-	16,664,760
U.S. Government Agencies/Mortgage-Backed	-	-	-	27,302,343	-	27,302,343	-	-	-	27,302,343
U.S. Treasury	-	-	-	14,136,327	865,954	15,002,281	-	-	-	15,002,281
Other Financial Instruments:									-
Forward Foreign Currency Exchange Contracts++	-	-	-	503,508	289,991	793,499	-	-	-	793,499
Futures++	142,287	152,881	295,168	-	-	-	-	-	-	295,168
Swaps++	-	-	-	343,110	163,637	506,747	-	-	-	506,747
Liabilities ($)			-						-
Other Financial Instruments:			-						-
Forward Foreign Currency Exchange Contracts++	-	-	-	(289,843)	(96,296)	(386,139)	-	-	-	(386,139)
Futures++	(23,100)	(12,079)	(35,179)	-	-	-	-	-	-	(35,179)
Swaps++	-	-	-	-	(408,185)	(408,185)	-	-	-	(408,185)

+	See Pro Forma Statement of Investments for additional detailed categorizations.
++	Amount shown represents unrealized (depreciation) at period end.

See notes to unaudited pro forma financial statements.

Dreyfus/Standish Global Fixed Income Fund
Pro Forma Statement of Assets and Liabilities
June 30, 2012 (Unaudited)						Dreyfus/Standish Global Fixed Income Fund
		Dreyfus/Standish Global Fixed Income Fund	Dreyfus/Standish International Fixed Income Fund	Adjustments		Pro Forma Combined (Note 1)
ASSETS:	Investments in securities, at value - See Statement of Investments:
	Unaffiliated issuers	$238,159,801	$98,156,411			$336,316,212
	Affiliated issures	9,611,178	856,748			10,467,926
	Cash	169,457	554,662			724,119
	Cash denominated in foreign currencies	7,710,521	247,744			7,958,265
	Receivable for investment securities sold	18,504,253	1,014,109			19,518,362
	Dividends, interest and securities lending income receivable	2,052,254	1,186,262			3,238,516
	Receivable for futures variation margin	182,895	103,886			286,781
	Net unrealized appreciation on forward
	currency exchange contracts	503,508	289,991			793,499
	Unrealized Appreciation on Swap Contracts	343,110	163,637			506,747
	Receivable for shares of Beneficial Interest subscribed	241,866	1,547,973			1,789,839
	Prepaid expenses	30,196	15,135			45,331

	Total Assets	277,509,039	104,136,558			381,645,597

LIABILITIES:	Due to The Dreyfus Corporation and affiliates	116,592	46,486			163,078
	Due to Administrator	14,884	8,197			23,081
	Net unrealized depreciation on forward
	currency exchange contracts	289,843	96,296			386,139
	Payable for investment securities purchased	34,114,845	1,702,211			35,817,056
	Liability for securities on loan	2,727,831	-			2,727,831
	Payable for shares of Beneficial Interest redeemed	363,963	400,648			764,611
	Unrealized depreciation on swap contracts	-	408,185			408,185
	Merger costs	-	-	112,000	(a)	112,000
	Accrued expenses	60,596	42,214			102,810

	Total Liabilities	37,688,554	2,704,237	112,000	(a)	40,504,791

NET ASSETS		$239,820,485	$101,432,321	(112,000)	(a)	$341,140,806

REPRESENTED BY:	Paid-in capital	$233,113,158	$98,180,597			$331,293,755
	Accumulated distributions in excess of investment income-net	(1,559,013)	(981,149)	(112,000)	(a)	(2,652,162)
	Accumulated net realized gain (loss) on investments	2,522,509	406,616			2,929,125
	Accumulated net unrealized appreciation (depreciation)
	on investments and foreign currency transactions
	(including $119,187 and $140,802, respectively, net unrealized
	appreciation on financial futures)	5,743,831	3,826,257			9,570,088

NET ASSETS		$239,820,485	$101,432,321	(112,000)	(a)	$341,140,806

Class A Shares (unlimited number of $.001 par value shares authorized)
Net Assets		$61,965,854	$-	$-		$61,965,854
Shares outstanding		2,894,123	-			2,894,123
Net asset value, offering price and redemption price per share		$21.41	$-			$21.41

Maximum offering price per share (net asset value plus maximum sales charge)		$22.42	$-			$22.42

Class C Shares (unlimited number of $.001 par value shares authorized)
Net Assets		$13,057,335	$-	$-		$13,057,335
Shares outstanding		611,805	-			611,805
Net asset value, offering price and redemption price per share		$21.34	$-			$21.34

Class I Shares (unlimited number of $.001 par value shares authorized)
Net Assets		$164,797,296	$101,432,321	$(112,000)	(a)	$266,117,617
Shares outstanding		7,686,775	5,148,822	(422,664)	(b)	12,412,933
Net asset value, offering price and redemption price per share		$21.44	$19.70			$21.44

* Investments in securities, at cost
Unaffiliated issuers		$233,109,445	$94,374,484			$327,483,929
Affiliated issures		$9,611,178	$856,748			10,467,926

Market value of securities on loan		$4,902,001	$-			4,902,001

(a)	Adjustment for estimated merger related costs.
(b)	Reflects adjustment of shares as a result of the Exchange.

See notes to pro forma financial statements.

Dreyfus/Standish Global Fixed Income Fund
Pro Forma Statement of Operations
For the Twelve Months Ended June 30, 20012 (Unaudited)

		Dreyfus/Standish Global Fixed Income Fund	Dreyfus/Standish International Fixed Income Fund	Adjustments		Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Interest Income	$5,703,522	$3,046,897			$8,750,419
	Dividends	5,803	2,078			7,881
	Securities lending income	11,126	788			11,914
	Total Income	5,720,452	3,049,763			8,770,215

EXPENSES:	Investment advisory fee	806,017	386,107	$-	(a)	1,192,124
	Shareholder servicing costs	270,430	76,191			346,621
	Professional fees	59,827	53,882	(45,000)	(a)	68,709
	Interest expense		487		(a)	487
	Prospectus and shareholders' reports	35,421	21,197	(10,000)	(a)	46,618
	Custodian fees	19,895	12,822	(10,000)	(a)	22,717
	Trustees' fees and expenses	17,535	8,607	(3,000)	(a)	23,142
	Registration fees	47,452	21,714	(20,000)	(a)	49,166
	Loan commitment fees	2,455	1,194			3,649
	Distribution and service fees	79,292	-			79,292
	Administration fees	178,030	98,678	(98,678)	(a)	178,030
	Administrative service fees	9,495	1,394	-	(a)	10,889
	Miscellaneous	49,062	41,099	(35,000)	(a)	55,161
	Total Expenses	1,574,911	723,372	(221,678)		2,076,605

	Less- reduction in fees due to earnings credits	(5)	(10)	-		(15)

	Net Expenses	1,574,906	723,362	(221,678)		2,076,590

INVESTMENT INCOME-NET		4,145,546	2,326,401	221,678		6,693,625

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments and foreign currency transactions	$2,196,824	$1,622,353			$3,819,177
	Net realized gain (loss) on forward foreign currency exchange contracts	7,263,656	4,696,707			11,960,363
	Net realized gain (loss) on financial futures	(2,251,776)	(863,234)			(3,115,010)
	Net realized gain (loss) on options transactions	(58,227)	(57,656)			(115,883)
	Net realized gain (loss) on swap transactions	(30,350)	(289,130)			(319,480)

	Net Realized Gain (Loss)	7,120,127	5,109,040			12,229,167

	Net unrealized appreciation (depreciation) on investments,
	foreign currency transactions	(165,841)	(3,043,572)			(3,209,413)
	Net unrealized appreciation (depreciation) on financial futures	243,763	98,360			342,123
	Net unrealized appreciation (depreciation) on option transactions	58,129	57,559			115,688
	Net unrealized appreciation (depreciation) on swap transactions	270,351	(304,686)			(34,335)
	Net unrealized appreciation (depreciation) on forward
	foreign currency exchange contracts	1,445,063	1,598,987			3,044,050

	Net Unrealized Appreciation (Depreciation)	1,851,465	(1,593,352)			258,113

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		8,971,592	3,515,688			12,487,280

NET (INCREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$13,117,138	$5,842,089	$221,678		$19,180,905

(a)	Reflects the adjustment of expenses to be commensurate with those of the combined fund.

See notes to pro forma financial statements.

Dreyfus/Standish Global Fixed Income Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on July 25-26, 2012, the Board of Trustees of Dreyfus Investment Funds, on behalf of both Dreyfus/Standish Global Fixed Income Fund (the "Acquiring Fund") and Dreyfus/Standish International Fixed Income Fund (the "Fund"), approved a Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class I shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund's Class I shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on June 30, 2012. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended June 30, 2012. The pro forma financial statements reflect the financial position and the results of operations assuming the Fund's shareholders approved the Exchange as of July 1, 2011. These pro forma financial statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP"). Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is December 31 for both the Acquiring Fund and the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been at June 30, 2012 had the Exchange occurred on July 1, 2011. The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the Acquiring Fund will be the accounting survivor.

NOTE 2--Portfolio Valuation:

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1---unadjusted quoted prices in active markets for identical investments.
Level 2---other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3---significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund's investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts ("forward contracts") are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service's procedures are reviewed by Dreyfus under the general supervision of the Board of Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price. These securities are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The fair value hierarchy has been included at the end of the pro forma Statement of Investments.

In May 2011, FASB issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund's Class I shares on June 30, 2012 by the net asset value per share of Class I shares of the Acquiring Fund on June 30, 2012.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on July 1, 2011. Merger related costs of approximately $112,000 will be borne by the Fund.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

NOTE 6--Bank Line of Credit:

The Acquiring Fund and the Fund participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

NOTE 7--Derivatives Transactions:

The Acquiring Fund and the Fund may enter into forward currency exchange contracts in order to hedge the respective fund's exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the funds are obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the funds would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The funds realize a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the funds would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The funds realize a gain if the value of the contract increases between those dates. The funds are also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. Open forward foreign currency exchange contracts at June 30, 2012 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

In the normal course of pursuing their investment objective, the funds are exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The funds invest in financial futures contracts in order to manage exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the funds recognize a realized gain or loss. There is minimal counterparty credit risk with futures since futures are exchange traded, and the exchange's clearinghouse guarantees the futures against default. Contracts open at June 30, 2012 are set forth in the Statement of Financial Futures.

The funds enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The funds enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The funds accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract's term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the funds record a realized gain or loss equal to the difference between the current realized value and the discounted net value of expected cash flows.

The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between each fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund's exposure to the counterparty. Open interest rate swaps at June 30, 2012 are set forth in the Statement of Interest Rate Swaps.

DREYFUS INVESTMENT FUNDS
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 155 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on April 23, 2012 ("Post-Effective Amendment No. 155") (File No. 33-08214).

Item 16	Exhibits.

(1)
Amended and Restated Agreement and Declaration of Trust dated October 27, 2011 is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 153 to the Registration Statement, filed on January 27, 2012 ("Post-Effective Amendment No. 153").

(2)	Amended and Restated By-Laws dated July 1, 2011 are incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 152 to the Registration Statement, filed on August 15, 2011.

(3)	Not Applicable.

(4)	Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)
Investment Advisory Agreement between the Registrant, on behalf of Dreyfus/Standish International Fixed Income Fund, and The Dreyfus Corporation is incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 135.

(6)(b)
Investment Advisory Agreement between the Registrant, on behalf of Dreyfus/Standish Global Fixed Income Fund, and The Dreyfus Corporation is incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 140 to the Registration Statement, filed on September 30, 2009.

(7)
Amended and Restated Distribution Agreement dated October 1, 2010 is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 147 to the Registration Statement, filed on January 28, 2011.

(8)	Not Applicable.

(9)
Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011 (effective as of May 1, 2011) is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 149 to the Registration Statement, filed on April 28, 2011.

(10)(a)
Distribution Plan, dated December 20, 2007 and amended October 29, 2009, for Dreyfus/Standish Global Fixed Income Fund is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 141 to the Registration Statement, filed on November 23, 2009 ("Post-Effective Amendment No. 141").

(10)(b)
Shareholder Services Plan, dated December 20, 2007 and amended October 29, 2009, for Dreyfus/Standish Global Fixed Income Fund is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 141.

(10)(c)	Rule 18f-3 Plan for Dreyfus/Standish Global Fixed Income Fund, amended as of March 13, 2012, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 153.

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.*

(17)	The Prospectus and Statement of Additional Information of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 155.
__________
*	Filed herein or herewith.
**	To be filed by post-effective amendment.

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 30th day of July, 2012.

DREYFUS INVESTMENT FUNDS

By:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	July 30, 2012
Bradley J. Skapyak

/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	July 30, 2012
James Windels

/s/ Joseph S. DiMartino*	Chairman of the Board	July 30, 2012
Joseph S. DiMartino

/s/ Francine J. Bovich*	Board Member	July 30, 2012
Francine J. Bovich

/s/ James M. Fitzgibbons*	Board Member	July 30, 2012
James M. Fitzgibbons

/s/ Kenneth A. Himmel*	Board Member	July 30, 2012
Kenneth A. Himmel

/s/ Stephen J. Lockwood*	Board Member	July 30, 2012
Stephen J. Lockwood

/s/ Roslyn M. Watson*	Board Member	July 30, 2012
Roslyn M. Watson

/s/ Benaree Pratt Wiley*	Board Member	July 30, 2012
Benaree Pratt Wiley

*By:	/s/ Jeff Prusnofsky
Jeff Prusnofsky, Attorney-in-fact

Exhibit Index

(11)	Opinion and Consent of Registrant's counsel
(14)	Consent of Independent Registered Public Accounting Firm
(16)	Power of Attorney